SCM Trust

Supplement to Prospectus dated May 1, 2018

Shelton Greater China Fund

Shelton BDC Fund

Shelton Real Estate Income Fund

Shelton Tactical Credit Fund

Shelton International Select Equity Fund

September 12, 2018

The Section “Opening an Account” on page 25 is replaced in its entirety with:

Opening an Account. You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988.

You will find all the necessary application materials included in the packet accompanying this Prospectus. You may also open an account online by accessing our website at www.sheltoncap.com. Additional paperwork may be required for entity investors, including corporations, associations, and trusts, and for certain fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Investor Class Shares
Accounts with Automatic Investment Plan	$500	$500

All other accounts	$1,000	$1,000

Institutional Class Shares
Accounts with Automatic Investment Plan	$500,000	$1,500

All other accounts	$500,000	$2,500

The Funds’ distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third-party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us toll-free at (800) 955-9988.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE